                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 14, 1997

                            ILM SENIOR LIVING, INC.

  VIRGINIA                          0-18249                       04-3042283
---------------              ---------------------               -------------
(STATE OR OTHER              (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                      ID NO.)
INCORPORATION)



             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
             -----------------------------------------------------
                    (Address of principal executive offices)


                                 (800) 225-1174
               --------------------------------------------------
               Registrant's telephone number, including area code


               PAINEWEBBER INDEPENDENT LIVING MORTGAGE FUND, INC.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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        ITEM 5 -- OTHER EVENTS.

        On July 31, 1997, the Board of Directors of PaineWebber Independent Living Mortgage Fund, Inc. (the "Company") adopted an amendment to the Company's Articles of Incorporation changing the name of the Company to "ILM Senior Living, Inc." the Articles of Amendment as adopted were filed by the Company with the Virginia Corporation Commission on August 14, 1997.

        ITEM 7 -- FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)       Financial Statements of Business Acquired.

                  Not applicable.

        (b)       Pro Forma Financial Information.

                  Not applicable.

        (c)       Exhibits.

                  Articles of Amendment of Articles of Incorporation of PaineWebber Independent Living Mortgage Fund, Inc.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           ILM SENIOR LIVING, INC.
                                                 (Registrant)



Dated: August 14, 1997               By: /s/ Lawrence A. Cohen
                                        ----------------------------------
                                        Lawrence A. Cohen
                                        President and Chief Executive Officer
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                                EXHIBIT INDEX

EXHIBIT 3.1 ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF OF PAINEWEBBER INDEPENDENT LIVING MORTGAGE FUND, INC.